Tortoise Energy Infrastructure Corporation

Investor Update
3Q 2004

Tortoise Energy Reports Third Quarter Results

October 8, 2004

Dear Fellow Stockholders:

We are pleased that our strategy of investing in Growth MLPs is working.  Nine of our MLP investments increased their distributions this quarter.  We expect our distribution for the quarter ending November 30 to represent an annualized dividend yield of 6.5% based on a $25.00 initial offering price.
Operating and Financing Highlights

Tortoise Energy paid its second dividend of $0.34 per share to stockholders on September 1, 2004. We expect all dividends paid in 2004 to be treated as return of capital for income tax purposes. As of August 31st, total assets of Tortoise Energy were approximately $430 million.

MLP Overview

Second quarter performance in the MLP sector was strong, due to the following:
•	Robust acquisition activity
•	Declines in Treasury yields, and
•	Strong fundamentals leading to increased distributions from issuers

These factors have led to a rebound in MLP prices which had declined in the previous quarter. In the future, we expect continued growth in demand for crude oil, natural gas, and refined products to positively impact MLP distributions.

Subsequent Events

On September 16, 2004 Tortoise Energy successfully completed an offering of Money Market Cumulative Preferred Shares, raising a total of $35 million, which we are currently investing. The preferred shares are rated ‘Aa2’ and ‘AA’ by Moody’s Investors Services, Inc. and Fitch Ratings, respectively.

Calculation of Distributable Cash Flow ("DCF")

Three months ended August 31, 2004(1)

Cash Received from Investments	$5,484,628

Net Operating Expenses(2)	1,072,871

DCF	$4,411,757

Shares Outstanding	12,644,882

Payout Ratio
97.5%

Dividend per Share	$0.34

(1)	For complete financial information refer to the un-audited financial statements and footnotes included in this report.

(2)	Current and anticipated operating expenses, less the expense reimbursement and waiver from the advisor.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains "forward-looking statements" as defined under the U.S. federal securities laws. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Company’s historical experience and its present expectations or projections. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements. There is no assurance that Tortoise Energy’s investment objective will be attained.

With the strength of the energy infrastructure sector and the innovative investment structure pioneered by Tortoise Capital Advisors, the Company is well positioned to deliver yield, growth and quality to our stockholders.

We will communicate with you regularly through conference calls, quarterly reports, proxy statements, and press releases. You are also invited to visit our website at www.tortoiseenergy.com.

Sincerely,

Kevin Birzer, Chairman

Terry Matlack, CFO

Ken Malvey, Portfolio Manager

David Schulte, President and CEO

Zachary Hamel, Portfolio Manager

Tortoise Energy Infrastructure Corporation’s Investment Objective: Yield, Growth and Quality	A Tortoise Energy Investment versus a Direct Investment in MLPs

Tortoise Energy invests in master limited partnerships (MLPs) in the energy infrastructure sector. Our goal is to provide our stockholders with a high level of total return with an emphasis on dividends.

Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas, and refined products from production points to the end users. Our investments are primarily in midstream and pipeline operations, which produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing dividend stream for our investors.

The Company provides its stockholders with an efficient alternative to investing directly in MLPs. A direct investment in an MLP offers the opportunity to receive an attractive distribution that is approximately 80% tax deferred with a low correlation to stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans and mutual funds. Tortoise Energy is structured as a C Corporation - paying the taxes on the income allocated from MLP investments. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions are able to join individual stockholders as investors in MLPs.

Additional features of Tortoise Energy include:

  One form 1099 per stockholder at the end of the year, and thus avoiding multiple K-1s and multiple required state filings for individual partnership investments;
  A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;
  The ability to access investment grade credit markets to enhance the portfolio size and dividend rate, and
  Access to private placements and other investments not available through the public markets.

*CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains "forward-looking statements" as defined under the U.S. federal securities laws. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Company’s historical experience and its present expectations or projections. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements. There is no assurance that Tortoise Energy’s investment objective will be attained.

 Tortoise Energy Infrastructure Corporation

THIRD QUARTER REPORT

(Unaudited)

August 31, 2004

Tortoise Energy Infrastructure Corporation

Schedule of Investments (Unaudited)		August 31, 2004

MASTER LIMITED PARTNERSHIPS - 131.20%	Shares	Value

Coal - 3.29%
Natural Resource Partners L.P.	253,700	$10,135,315

Crude/Refined Products Pipelines - 82.23%
Enbridge Energy Partners, L.P.	357,300	17,368,353
Holly Energy Partners, L.P.*	427,070	12,299,616
Kaneb Pipe Line Partners, L.P.	388,500	19,230,750
Kinder Morgan Energy Partners, L.P.	118,400	5,271,168
Kinder Morgan Management, LLC #	804,467	31,269,632
K-Sea Transportation Partners L.P.	65,600	1,880,752
Magellan Midstream Partners, L.P.	796,217	41,642,149
Pacific Energy Partners, L.P.	565,800	16,006,482
Plains All American Pipeline, L.P.	728,335	24,260,839
Plains All American Pipeline, L.P. - Unregistered ^	486,855	15,243,430
Sunoco Logistics Partners L.P.	838,200	32,279,082
TEPPCO Partners, L.P.	538,500	21,480,765
Valero L.P.	287,100	15,316,785

		253,549,803

Natural Gas/NGL Pipelines - 13.19%
Enterprise Products Partners L.P.	1,092,200	24,345,138
GulfTerra Energy Partners, L.P.	406,995	16,344,919
		40,690,057

Natural Gas Gathering/Processing - 22.14%
Energy Transfer Partners, L.P.	907,244	39,356,245
Markwest Energy Partners, L.P.	126,100	5,550,922
Markwest Energy Partners, L.P. - Unregistered ^	579,710	23,350,719
		68,257,886

Propane Distribution - 10.35%
Inergy, L.P.	1,300,000	31,928,000

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $379,862,712)		404,561,061

	Principal
PROMISSORY NOTES - 2.60%	Amount

K-Sea Transportation Partners L.P. - Unregistered, 8.000%, Due 03/31/2009
(Cost $8,021,504) ^ @	$8,137,500	8,021,504

INVESTMENT COMPANIES - 6.95%	Shares

First American Prime Obligations Fund - Class Z	10,709,914	10,709,914
First American Treasury Obligations Fund - Class Z	10,709,914	10,709,914

(Cost $21,419,828)		21,419,828

TOTAL INVESTMENTS - 140.75% (Cost $409,304,044)		434,002,393

INTEREST RATE SWAP CONTRACTS - (0.48%)

$60,000,000 notional, Due 7/10/2007 - Unrealized Depreciation		(811,992)
$50,000,000 notional, Due 7/17/2007 - Unrealized Depreciation		(673,195)

		(1,485,187)

LIABILITIES IN EXCESS OF OTHER ASSETS - (40.27%)		(124,169,925)

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.00%		$308,347,281

Footnotes and Abbreviations
* Non-Income producing security.
^ Fair valued securities represent a total market value of $46,615,653 which represents 15.12% of net assets.
# Security distributions are paid in kind.
@ Security is a variable rate instrument. Interest rate is as of August 31, 2004.

Tortoise Energy Infrastructure Corporation

STATEMENT OF ASSETS & LIABILITIES (Unaudited)

As of August 31, 2004
ASSETS:
Investments at value (cost $409,304,044)	$434,002,393
Interest receivable	45,292
Prepaid expenses and other assets	1,542,615
Total assets	435,590,300

LIABILITIES:
Dividend payable	4,299,260
Payable for securities purchased	1,725,416
Payable to Adviser	471,732
Accrued expenses and other liabilities	206,233
Unrealized depreciation on interest rate swap contracts	1,485,187
Deferred tax liability	9,055,191
Auction rate senior notes payable:
Series A, Due July 15, 2044	60,000,000
Series B, Due July 15, 2044	50,000,000
Total liabilities	127,243,019

Net assets applicable to common shareholders	$308,347,281

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
Capital stock, $0.001 par value; 12,644,882 shares issued and outstanding
(100,000,000 shares authorized)	$12,645
Additional paid-in capital	294,168,448
Accumulated realized gain, net of income taxes	4,741
Net unrealized gain on investments and interest rate swap contracts,
net of income taxes	14,161,447

Net assets applicable to common shareholders	$308,347,281

Net Asset Value per common share	$24.39

Tortoise Energy Infrastructure Corporation

STATEMENT OF OPERATIONS (Unaudited)

Period from February 27, 2004 (1) through August 31, 2004
INVESTMENT INCOME:
Dividends and distributions	$1,269,404
Interest	796,091
Total investment income	2,065,495

EXPENSES:
Advisory fees	1,546,049
Organizational expenses	239,018
Professional fees	102,831
Administrator fees	110,601
Interest expense on auction rate senior notes	232,049
Reports to shareholders	30,960
Custodian fees and expenses	27,070
Directors' fees	29,805
Fund accounting fees	27,387
Registration fees	19,560
Stock transfer agent fees	7,266
Other expenses	67,451
Total expenses	2,440,047

Less, expense reimbursement by Adviser	(375,693)

Net expenses	2,064,354

NET INVESTMENT INCOME, BEFORE DEFERRED TAX EXPENSE	1,141

Deferred tax expense	(445)

NET INVESTMENT INCOME	696

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments, before deferred tax expense	7,772
Deferred tax expense	(3,031)

Net realized gain on investments	4,741
Net change in unrealized appreciation (depreciation) of:
Investments	24,698,349
Interest rate swap contracts	(1,485,187)

Net change in unrealized appreciation of investments and interest
rate swap contracts, before deferred tax expense	23,213,162
Deferred tax expense	(9,051,715)

Net change in unrealized appreciation of investments and interest
rate swap contracts	14,161,447

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	14,166,188

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON
SHAREHOLDERS RESULTING FROM OPERATIONS	$14,166,884

(1) Commencement of Operations.

Tortoise Energy Infrastructure Corporation

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

Period from February 27, 2004 (1) through August 31, 2004

OPERATIONS:
Net investment income	$696
Net realized gain on investments	4,741
Net change in unrealized appreciation of investments and interest rate swap contracts	14,161,447
Net increase in net assets applicable to common shareholders resulting from operations	14,166,884

DIVIDENDS TO COMMON SHAREHOLDERS:
Net investment income	(696)
Return of capital	(6,823,175)

Total dividends to common shareholders	(6,823,871)

CAPITAL SHARE TRANSACTIONS:
Proceeds from initial public offering of 11,000,000 common shares	275,000,000
Proceeds from issuance of 1,600,000 common shares in connection with exercising an
overallotment option granted to underwriters of the initial public offering	40,000,000
Underwriting discounts and offering expenses associated with the issuance of
common shares	(14,859,814)
Issuance of 21,835 common shares from reinvestment of dividend distributions to shareholders	495,660
Net increase in net assets, applicable to common shareholders, from capital share transactions	300,635,846

Total increase in net assets applicable to common shareholders	307,978,859

NET ASSETS:
Beginning of period	368,422

End of period	$308,347,281

Undistributed net investment income at August 31, 2004	$-

(1) Commencement of Operations.

Tortoise Energy Infrastructure Corporation

STATEMENT OF CASH FLOWS (Unaudited)
Period from February 27, 2004 (1) through August 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Distributions received from master limited partnerships	$7,030,919
Interest income received	744,355
Purchases of long term investments	(392,468,311)
Proceeds from sale of investments	562,500
Net purchases of short term investments	(21,420,116)
Interest expense paid	(142,944)
Operating expenses paid	(1,350,560)

Net cash used in operating activities	(407,044,157)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock	315,000,000
Issuance of auction rate senior notes payable	110,000,000
Common stock issuance costs	(14,859,814)
Debt issuance costs	(1,435,500)
Dividends paid to shareholders	(2,028,951)

Net cash provided by financing activities	406,675,735

Net decrease in cash	(368,422)
Cash--beginning of period	368,422

Cash--end of period	$-

Reconciliation of net increase in net assets resulting from
operations to net cash used in operating activities:
Net increase in net assets, applicable to common shareholders,
resulting from operations	$14,166,884
Adjustments to reconcile net increase in net assets, applicable to common shareholders, resulting from operations to net
cash used in operating activities:
Purchases of long-term investments, net of return of capital adjustments	(386,706,796)
Proceeds from sales of investments	562,500
Net purchases of short term investments	(21,420,116)
Deferred income taxes	9,055,191
Net change in unrealized appreciation on investments
and interest rate swap contracts	(23,213,162)
Realized gains on sale of investments
and interest rate swap contracts	(7,772)
Accretion of discount on investments	(6,444)
Amortization of debt issuance costs	4,716
Changes in operating assets and liabilities:
Increase in interest receivable	(45,292)
Increase in prepaid expenses and other assets	(111,831)
Increase in advisory fee payable	471,732
Increase in accrued expenses and other liabilities	206,233

Total adjustments	(421,211,041)

Net cash used in operating activities	$(407,044,157)

NON-CASH FINANCING ACTIVITIES:
Reinvestment of dividend distributions	$495,660

(1) Commencement of Operations.

Tortoise Energy Infrastructure Corporation
Financial Highlights (Unaudited)

Period from February 27, 2004 (1) through August 31, 2004

Per Common Share Data (2)
Net Asset Value, beginning of period
Public offering price	$25.00
Underwriting discounts and offering costs	(1.18)

Income from Investment Operations:
Net investment loss (5)	-
Net realized and unrealized gain on investments	1.11

Total gain from investment operations	1.11

Less Dividends to Common Shareholders:
Net investment income	-
Return of capital	(0.54)

Total dividends to common shareholders	(0.54)

Net Asset Value, end of period	$24.39

Per common share market value, end of period	$25.06
Total Investment Return Based on Market Value (3)	2.53%

Supplemental Data and Ratios (4)
Net assets applicable to common shareholders, end of period (000's)	$308,347
Ratio of expenses to average net assets before waiver:	1.64%
Ratio of expenses to average net assets after waiver:	1.39%

Ratio of expenses, without regard to non-recurring organizational
expenses, to average net assets before waiver:	1.48%
Ratio of expenses, without regard to non-recurring organizational
expenses, to average net assets after waiver:	1.23%

Ratio of investment income to average net assets before waiver:	(0.25)%
Ratio of investment income to average net assets after waiver:	-%

Portfolio turnover rate	0.30%

Tortoise Auction Rate Senior Notes (000's)	$110,000

Per share amount of borrowings outstanding at end of period	$8.70
Per share amount of net assets, excluding borrowings, at end of period	$33.08

Asset coverage, per $1,000 of principal amount
Series A	$3,800
Series B	$3,800

Asset coverage ratio of auction rate senior notes (6)	380%

(1)Commencment of Operations.
(2)Information presented relates to a share of common stock outstanding for the entire period.
(3)Not Annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(4)Information is annualized for periods less than one full year.
(5)Amount is less than 0.01 per share.
(6)Represents value of total assets less all liabilities and indebtedness not respresented by Senior Notes at the end of the period dividend by Sneior Notes outstanding at the end of the period.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION

NOTES TO FINANCIAL STATEMENTS
UNAUDITED

August 31, 2004

1.	Organization

Tortoise Energy Infrastructure Corporation (the "Company") was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to shareholders. The Company seeks to provide its shareholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s shares are listed on the New York Stock Exchange under the symbol "TYG".

2.	Significant Accounting Policies

A. Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation - The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ") will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the closing bid price on such day.

The Company may invest up to 30% of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as securities with similar yields, quality, type of issue, coupon, duration and rating.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a "significant event"), the portfolio securities so affected will generally be priced using a fair value procedure.

The Company generally values its interest rate swap contracts by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships ("MLPs"), generally are comprised of income and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends to Shareholders - Dividends to shareholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. The Company’s dividend, for book purposes, is comprised of return of capital and ordinary income, which is based on the operating results of the Company. For tax purposes, the Company estimates the current dividend is comprised of 100% return of capital for the current fiscal year. The Company is unable to make final determinations as to the character of the dividend until after the end of the calendar year. The Company will inform shareholders of the final character of the dividend during January 2005.

E. Federal Income Taxation - The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP's taxable income in computing its own taxable income. The Company’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Company has a net deferred tax asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred income tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.

F. Organization Expenses, Offering and Debt Issuance Costs - The Company is responsible for paying all organization expenses, which are expensed as incurred. Offering costs related to the issuance of common stock are charged to additional paid-in capital when the shares are issued. Debt issuance costs related to the auction rate senior notes payable are capitalized and amortized over the period the notes are outstanding.

G. Derivative Financial Instruments - The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period included in the Statement of Operations.

H. Indemnifications - Under the Company’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

The Company's investment objective is to seek a high level of total return with an emphasis on current dividends paid to its shareholders. Under normal circumstances, the Company intends to invest at least 90% of its total assets in securities of domestic energy infrastructure companies, and will invest at least 70% of its total assets in equity securities of MLPs. The Company may invest up to 25% of its assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.	Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the "Adviser"). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95% of the Company's average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares, if any) ("Managed Assets"), in exchange for the investment advisory services provided. For the period following the commencement of the Company’s operations through January 31, 2006, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23% of the average monthly Managed Assets of the Company. For years ending January 31, 2007, 2008 and 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10% of the average monthly Managed Assets of the Company.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company's administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company's Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $45,000.

U.S. Bank N.A. will serve as the Company's custodian. The Company will pay the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company's Managed Assets and 0.01% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $4,800.

5.	Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of August 31, 2004 are as follows:

Deferred tax assets:	$83,819
Organization costs	407,773
Net operating loss carryforwards	491,592

Deferred tax liabilities:	9,051,715
Unrealized gains on investment securities	495,068
Distributions received from MLPs	9,546,783

Total net deferred tax liability	$9,055,191

The components of income tax expense include $8,125,006 and $930,185 for deferred federal and state income taxes, respectively. For the period ended August 31, 2004, the Company had a net operating loss for federal income tax purposes of approximately $1,045,573. This net operating loss may be carried forward for 20 years, and accordingly would expire after the year ended November 30, 2024.

Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains on investments and interest rate swap contracts before taxes as follows:

Application of statutory income tax rate	$8,125,006
State income taxes, net	930,185
Total	$9,055,191

At August 31, 2004 the cost basis of investments for federal income tax purposes was $408,034,640. At August 31, 2004, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$25,967,753
Gross unrealized depreciation	-
Net unrealized appreciation	$25,967,753

6.	Investment Transactions

For the period ended August 31, 2004, the Company purchased and sold securities in the amount of $394,193,727 and $562,500 (excluding short-term debt securities and interest rate swaps), respectively.

7.	Auction Rate Senior Notes

The Company has $60,000,000 and $50,000,000 aggregate principal amount of auction rate senior notes Series A and Series B, respectively (collectively, the "Notes"). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on July 15, 2044. Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.

Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A and Series B as of August 31, 2004 were 1.65% and 1.68%, respectively. The weighted average interest rate for Series A and Series B for the period ended August 31, 2004 were 1.60% and 1.62%, respectively. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, each rate period will be twenty-eight (28) days. The Notes will not be listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to correct rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding common shares; (2) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (3) junior to any secured creditors of the Company.

8.	Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts default, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300% asset coverage of the liquidation value of the outstanding auction rate senior notes or if the Company loses its credit rating on its auction rate senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes. Details of the interest rate swap contracts outstanding as of August 31, 2004, were as follows:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Floating Rate	Unrealized (Depreciation)

U.S. Bank, N.A.	07/10/2007	$60,000,000	3.54%	1 month U.S. Dollar LIBOR	$ (811,992)
U.S. Bank, N.A.	07/17/2007	50,000,000	3.56%	1 month U.S. Dollar LIBOR	(673,195)
					$ (1,485,187)

9.	Common Stock

There are 100,000,000 shares of beneficial interest authorized and 12,644,882 shares outstanding at August 31, 2004. Transactions in common shares for the period February 27, 2004 through August 31, 2004, were as follows:

Beginning shares	23,047
Shares sold through initial public offering and
exercise of over allotment option	12,600,000
Shares issued through reinvestment of dividends	21,835
Ending shares	12,644,882

10.	Subsequent Events

The Company’s Board of Directors has authorized an issuance of $35,000,000 of Money Market Cumulative Preferred Shares, which occurred on September 16, 2004.

On September 1, 2004 the Company paid a dividend in the amount of $0.34 per share. The dividend resulted in a dividend reinvestment of $957,444 being reinvested into the Company.